                                                                 Exhibit 10.3.17

                                 AMENDMENT NO. 1
                                 ---------------

                                     TO THE
                                     ------

                             POWER PURCHASE CONTRACT
                             -----------------------

                                     BETWEEN
                                     -------

                       SOUTHERN CALIFORNIA EDISON COMPANY
                       ----------------------------------

                                       AND
                                       ---

                                 MAMMOTH PACIFIC
                                 ---------------

                          (CASA DIABLO GEOTHERMAL III)
                          ----------------------------

1.  PARTIES
    -------

              The Parties to this Amendment No. 1 to the Power Purchase Contract are Mammoth Pacific, hereinafter referred to as "Mammoth Pacific", and Southern
California Edison Company, a California corporation, hereinafter referred to as
"Edison", individually "Party", collectively "Parties".

2.  RECITALS
    --------

              2.1 On April 15, 1985, the Parties executed an agreement entitled
Power Purchase Contract between Mammoth Pacific and Southern California Edison
Company (referred to in this Amendment as the "Original Contract").

              2.2 The parties wish to amend the Original Contract to revise the date construction shall commence.

3.  AGREEMENT
    ---------

              In consideration of the terms and conditions contained in this
Amendment No. 1, the Parties agree as follows:

              3.1  Effective Date
                   --------------

              This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

              3.2  Changes to Contract Provisions
                   ------------------------------

              The date Seller shall commence construction of the Generating
Facility, as specified on page 1a, Section 1.2.e, in the Original Contract, is hereby amended to be July 1987.

4.  OTHER CONTRACT TERMS AND CONDITIONS
    -----------------------------------

              Except as expressly amended herein, all terms and conditions of the Original Contract shall remain in force and effect.

                                       2

5.  DUPLICATE ORIGINALS
    -------------------

              This Amendment No. 1 is executed in two originals. The signatories hereto represent that they have been appropriately authorized to enter into this
Amendment on behalf of the Party for whom they sign. This Amendment is hereby executed as of this 25th day of October, 1985.

ATTEST:                                       MAMMOTH PACIFIC

By:                                           By: /s/ Lee H. Freeman
    ------------------------------------         -------------------------------
                                                         LEE H. FREEMAN
                                                         Vice President
                                                 Pacific Lighting Energy Systems

ATTEST:                                       SOUTHERN CALIFORNIA EDISON COMPANY

By:                                           By:
    ------------------------------------         -------------------------------
                                                        Edward A. Myers, Jr.
                                                           Vice President

Approved as to form:
  John R. Bury
Vice President and General Counsel

By /s/ John R. Bury
   -------------------------------
   Attorney
   10/25/1985

                                       3

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 10266-E
                                                                        7816-E &
                                 Cancelling Revised Cal. P.U.C. Sheet No. 8637-E

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                                   Rule No. 21                      Sheet 1 of 3

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

A.   General. This rule sets forth requirements and conditions for interconnected non-Company-owned generation where such generation may be connected for (i) parallel operation with the service of the Company, or
     (2) Isolated operation with standby or breakdown service provided by the
     Company. For purposes of this rule, the interconnecting entity shall be designated the Producer.

B.   Conditions.

     1.   An agreement executed by the Company and the Producer shall be required for interconnected service. Terms for the purchase of power by the Company, if applicable, shall be included therein.

     2.   Interconnection with the Company's system may not be made until and unless the Company has determined that the interconnection complies with the design and operating requirements set forth herein.

     3.   Where interconnection protective equipment is owned, operated and maintained by the Producer, the Producer shall be responsible for damages to the Company or to others arising out of the misoperation or malfunction of the Producer-owned equipment.

     4.   The Producer is solely responsible for providing adequate protection for the Producer's facilities interconnected with the Company's system.

C.   Design and Operating Requirements. Each generation facility which is or can be connected to the Company's electric system shall be designed and operated so as to prevent or protect against the following adverse conditions on the Company's system. These conditions can cause electric service degradation, equipment damage, or harm to persons:

     1.   Inadvertent and unwanted re-energization of a utility dead line or bus.

     2.   Interconnection while out of synchronization.

     3.   Overcurrent.

     4.   Utility system load imbalance.

     5.   Ground faults.

     6.   Generated alternating current frequency outside permitted safe limits.

     7.   Voltage generated outside permitted limits.

     8.   Poor power factor.

     9.   Harmful wave forms.

     The necessary protective equipment (relays, switchgear, transformers, etc.)
     can be provided by the Producer or by the Company.

     Criteria, operating rules, and explanatory information regarding the above requirements for small (below 100 kW), medium (100-1000 kW), and large
     (above 1000 kW) facilities are contained in the Company's Requirements For
     Operating, Motoring, and Protective Relaying For Cogenerators and Small
     Power Producers ("Requirements"). Copies of the Requirements are available from the Company.

D.   Interconnection Facilities

     1.   Interconnection facilities include all required means, and apparatus installed, to interconnect the Producer's generation with the
          Company's system. Where the Producer desires to sell power to the
          Company, Interconnection facilities include also all required means, and apparatus installed, to enable the Company to receive power deliveries from the Producer. Interconnection facilities may include, but are not limited to:

          a.   Connection, transformation, switching, communications, control, protective and safety equipment; and

          b.   Any necessary reinforcements and additions to the Company's system by the Company.

                                   (Continued)

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(To be inserted by utility)        Issued by             (To be insured by Cal. P.U C.)

Advice Letter No. 793-E         Michael R. Peevay        Date Filed June 27, 1988
                                        Name             Effective August 6, 1988
Decision No. 88-03-079        Executive Vice President   Resolution No.
                                       Title                            ---------
RULE 21

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 11131-E

                                Cancelling Revised Cal. P.U.C. Sheet No. 10267-E

--------------------------------------------------------------------------------

                                   Rule No.21                       Sheet 2 of 3

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                   (Continued)

D.   Interconnection Facilities. (Continued)

     2.   Where interconnection facilities are to be installed for the
          Producer's use as added facilities, the Producer shall advance to the
          Company the installed cost of the added facilities. At the Producer's option, and where such Producer's generation is a qualifying facility and the Producer has established creditworthiness to the Company's satisfaction, the Company shall finance those added facilities it deems to be removab1e and reusable equipment. Such equipment shall include, but not be limited to, transformation, disconnection, and metering equipment. Added facilities provided under either of the foregoing arrangements are subject to the monthly charge as set forth in Section H of the Company's Rule No. 2. Description of Service, on
          file with and authorized by the Commission.

     3.   When a Producer wishes to reserve facilities paid for by the Producer, but idled by an energy sale conversion, the Company shall impose a special facilities charge reimbursing the Company for costs related to its operation and maintenance of the facility. When a Producer no longer needs facilities for which it has paid, the Producer shall, at a minimum, receive from the Company credit for the net salvage value of the facilities dedicated to Company use. If the Company is able to make use of these facilities to serve other customers, the Producer shall receive the fair market value of the facilities determined as of the date the Producer either decides no longer to use the facilities or fails to pay the required maintenance fee.

     4.   The Producer shall be responsible for the costs of exploring the feasibility of a project or its interconnection with the Company system, including reasonable advance charges imposed by the Company for feasibility studies.

     5.   An interconnection line study for any Producer shall take no more than one year to complete.

     6.   The Producer shall be responsible for the costs of telemetering and safety checks except to the extent that, under the Company's effective tariffs, a comparable customer would not be similarly charged.

     7.   The Company shall, upon request, give the Producer a binding estimate for line extension and interconnection costs: however, such estimates shall be in effect for a period not to exceed one year from the date provided. A reasonable breakdown of cost estimates shall also be provided in a form sufficiently detailed and understandable by the
          Producer.

     8.   The Company shall have the right to inspect the Producer's interconnection facilities prior to the commencement of parallel operations and require modifications as necessary.

     9.   The site of interconnection facilities shall be accessible to Company personnel.

E.   Allocation of the Company's Existing Line Capacity.

     1.   a.   For purposes of interconnecting the Producer with the Company, existing capacity on the Company's transmission and/or
               distribution system and a priority to such line capacity will be allocated in accordance with the applicable Qualifying Facility
               Milestone Procedure ("QFHP"). In order to establish and maintain a priority for existing line capacity, the Producer must perform each of the milestones of such applicable QFHP.

          b.   The following Producers shall be exempt from QFMP compliance:

               1.   projects of less than 100 kW design capacity;

               2.   projects using all power internally;

               3.   Producers that executed an interconnection facilities
                    agreement prior to January 16, 1985;

               4.   Producers that bid for and receive Final Standard Offer No.
                    4 contracts; and

               5.   Producers that sign Uniform Standard Offer 1 contracts.

          c.   For a Producer that bids for and receives a Final Standard Offer
               No. 4 power purchase agreement, entitlement to existing capacity on the Company's transmission and/or distribution system and a priority to such line capacity will be established as of the date its bid is determined to be a winner. Such Producers must
               thereafter comply with the Commission's authorized bidding protocol and not default in performance of its agreement or it shall lose entitlement to line capacity.

                                   (Continued)

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(To be inserted by utility)        Issued by             (To be inserted by Cal. P.U.C.)

Advice Letter No. 825-E         Michael R. Peevey        Date Filed March 24, 1989
                                        Name             Effective May 3, 1989
Decision No.                  Executive Vice President   Resolution No.
                                       Title                            ---------
RULE 21

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 11132-E

                                Cancelling Revised Cal. P.U.C. Sheet No.  8638-E

--------------------------------------------------------------------------------

                                   Rule No. 21                      Sheet 3 of 3

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                   (Continued)

E.   Allocation of the Company's Existing Line Capacity. (Continued)

     1.   (Continued)

          d.   For a Producer that sign a Uniform Standard Offer No. 1 power purchase agreement, entitlement to existing capacity on the
               Company's transmission and/or distribution system and a priority to such line capacity will be established as of the date the
               Producer pays the project fee and provides information for and pays the cost of the Preliminary Interconnection Study or the
               Interconnection Study pursuant to its agreement. Such a Producer must thereafter not default in performance of its agreement or it shall lose its entitlement to line capacity.

     2.   Where existing line capacity is allocated to a Producer, the Producer shall incur no obligation for costs associated with future line upgrades needed to accommodate other producers or customers. If two or more producers establish priority rights simultaneously, the producers shall share the costs of any additional line upgrade necessary to facilitate their cumulative capacity requirements. Costs shall be shared based on the relative proportion of capacity each producer will add to the line.

F.   Interconnection Reinforcement and/or Additions. The Company's effective tariffs governing interconnection costs and added or special facilities agreements shall be applied to line and system reinforcement and/or additions. In addition, the following shall apply:

     1.   A Producer shall pay for new or additional line capacity if necessary for the Company to receive the Producer's power.

     2.   The costs of any line reinforcement and/or addition undertaken at the option of the Company to serve additional future customers or
          Producers shall be borne by the Company.

     3.   The applicable Company tariff provisions shall be applied to a
          Producer who pays for interconnection reinforcement and/or additions that later accommodate a second Producer as those provisions which would be applied to a comparable Company customer.

     4.   The Producer shall be responsible for the costs of only those future system alterations which are necessary to maintain the California
          Public Utilities Commission's adopted interconnection standards for the Producer's particular interconnection facilities. The relevant interconnection standards shall be those in effect at the time the contract is signed. Should such alterations not be directly required by, or beneficial to the Producer, the Producer shall be treated like any other customer on the Company's system.

G.   Metering.

     1.   If the Producer desires to sell electric power to the Company, the
          Company shall provide, own and maintain at the Producer's expense all necessary meters and associated equipment to be utilized for the measurement of energy and capacity for determining the Company's payment to the Producer pursuant to an applicable agreement.

     2.   For purposes of monitoring generator operation and determination of standby charges, the Company shall have the right to install generation metering at the Producer's expense. Where the Producer's generation is 10 KW or greater, telemetering equipment may also be required at the Producer's expense.

     3.   The Producer shall provide, at no expense to the Company, a suitable location for all meters and associated equipment in accordance with
          Rule No. 16.

     4.   Where necessary the Company and the Producer shall agree on an appropriate compensation method for transformer losses as specified in the agreement.

     5.   The Company shall install a ratchet device so as to prevent reverse operation on the meter(s) recording power provided by the Company and where appropriate in each of the following cases on (i) the meter(s)
          recording reactive demand imposed on the Company's electric system, and (ii) the meter(s) recording power purchased by the Company.

     6.   Provision for meter tests and adjustments of bills or payments to the
          Producer for meter error shall be consistent with Rule No. 17.

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(To be inserted by utility)        Issued by             (To be insured by Cal. P.U.C.)

Advice Letter No. 826-E         Michael R. Peevey        Date Filed March 24, 1989
                                        Name             Effective May 3, 1989
Decision No.                  Executive Vice President   Resolution No.
                                       Title                            ---------
RULE 21